Exhibit 10.9.2

SUPPLEMENTAL AGREEMENT NO. 2

to

Purchase Agreement No. 3075

between

THE BOEING COMPANY

and

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

Relating to Boeing Model 787-859 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 21st day of March 2007, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington. USA (Boeing), and Aerovias del Continente Americano S.A. AVIANCA., a company organized under the laws of the country of Colombia (Buyer);

W I T N E S S E T H:

WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 3075, dated 03 October 2006, as amended and supplemented (the Agreement) relating to the purchase and sale of ten (10) Boeing Model 787-859 aircraft; and

WHEREAS, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement, and

WHEREAS, Buyer has made its decision to exercise two (2) purchase right aircraft to become firm aircraft, and

WHEREAS, Buyer has made its final decision regarding the engine manufacturer and specific model engine model to now become the model Trent [*], and

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1.	Table of Contents.

Remove and replace, in its entirety, the Table of Contents, previously incorporated by Supplemental Agreement No. 1 (SA-1), with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 2 (SA-2) into the Purchase Agreement.

AVI

2.	Tables.

2.1 Remove and replace Table 1 to Purchase Agreement No. 3075, with the new Table 1-1 (attached hereto) to reflect Customer’s decision to purchase Aircraft with the model Trent [*] engines.

2.2 Remove and replace Table 2 to Purchase Agreement No. 3075, with the new Table 1-2 (attached hereto) to reflect Customer’s decision to exercise two (2) Basic Purchase Rights to become firmly contract Aircraft.

2.3 All references in the Purchase Agreement No. 3075 as executed on October 3rd, 2006 and in the Supplemental Agreement No. 1 as executed on March 28th, 2007 to Table 1 are to be understood as references to Table 1-1 and Table 1-2 above.

3.	Supplemental Exhibits.

Delete that portion of the Supplemental Exhibit EE1, Engine Escalation and Engine Warranty, that applies to the General Electric GENX [*] engines to reflect Customer’s final engine manufacturer and model decision to be model Trent [*] engines.

4.	Letter Agreements.

4.1 Delete, in its entirety, that portion of the letter agreement no. 6-1162-DME 0896, Aircraft Performance Guarantees - GENX [*] Engines, to reflect Customer’s final engine manufacturer and model decision to be model Trent [*] engines. Customer and Boeing agree that the performance guarantees applicable to the Trent [*] engines will be provided by Boeing as part of the Customer’s completion of the final configuration of the Aircraft.

4.2 Delete, in its entirety, letter agreement no. 6-1162-DME-0897, Alternate Engine Selection, to reflect Customer’s having made its engine manufacturer and model final decision to be the model Trent 1000-D engines.

4.3 Delete, in its entirety, letter agreement no. 6-1162-DME-0898, Performance Retention Commitment - GENX-1B64 Engines, to reflect Customer’s final engine manufacturer and model decision to be model Trent [*] engines.

4.4 Remove and replace the Letter Agreement No. 6-1162-DME-0901, Advance Payment Matters, executed on 03 October 2006, with the new Letter Agreement No. 6- 1162-DME-0901R1, Advance Payment Matters, (attached hereto) in order to include the new advance payment schedule applicable to the new Table 1-2 Aircraft.

4.5 Remove and replace the Letter Agreement No. 6-1162-DME-0903, Right to Purchase Additional Aircraft, executed on 03 October 2006 and as further amended by Supplemental Agreement No. 1 (SA-1), with the new Letter Agreement No. 6-1162-DME0903R1, Right to Purchase Additional Aircraft, and to add the new Attachment A, (attached hereto) to reflect the tern and conditions pertaining to Special Purchase Right Aircraft and to record Customers exercise of two (2) Basic Purchase Rights.

4.6 Remove and replace the Letter Agreement No. 6-1162-DME-0906, Customer Services, with the new Letter Agreement No. 6-1162-DME-0906R1, Customer Services. (attached hereto) in order to include the new Boeing/Alteon Maintenance and Flight Training Points associated with the Table 1-2 Aircraft.

AVI

4.7 Add the new Letter Agreement No. 6-1162-DME-1089, [*] which is a new escalation program that Buyer may choose to utilize for Customer specified aircraft, per the terms and conditions described therein, in lieu of the terms and conditions of Letter Agreement No. 6-1162-DME-0905, [*]

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect. In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement. the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By:	/s/

Its	Attorney –In-Fact

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By:	/s/

Its	Attorney –In-Fact

AVI

TABLE OF CONTENTS

SA NUMBER

ARTICLES

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1-1.	Aircraft Information Table	SA-2
1-2.	Aircraft Information Table	SA-2

EXHIBIT

A.	Aircraft Configuration

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AEI.	Escalation Adjustment/Airframe and Optional Features

CS 1.	Customer Support Document

EE I.	Engine Escalation/Engine Warranty and Patent Indemnity	SA-2

SLP1.	Service Life Policy Components

AVI

SA NUMBER

LETTER AGREEMENTS

3075-01	787 Open Configuration Matters
3075-02	787 Spare Parts Commitment
3075-03	787 Spare Parts Initial Provisioning
3075-04	Aircraft Model Substitution
3075-05	Demonstration Flight Waiver
3075-06	Schedule Reliability
3075-07	Spare Parts – Flight Crew Training
6-1162-DME-0895	AD Cost Materials
6-1162-DME-0896	Performance Guarantees and Attachments	SA-2
6-1162-DME-0897	Alternate Engine Selection	SA-2
6-1162-DME-0898	GEnx Performance Retention and Attachment
6-1162-DME-0899	Trent Performance Retention and Attachment	SA-2
6-1162-DME-0900	Maintenance Cost Guarantees and Attachment
6-1162-DM E-0901R1	Advance Payment Matters	SA-2
6-1162-DME-0902	Promotional Support	SA-1
6-1162-DME-0903 R1	Purchase Rights	SA-1
6-1162-DME-0904	Special Matters
6-1162-DME-0905	Escalation [*] and Attachment
6-1162-DME-0905-01	[*]
6-1162-DME-0905-02	[*]
6-1162-DME-0906T1	Customer Services Matters and Attachment	SA-2
6-1162-DME-0907	AGTA Matters
6-1162-DME-1089	[*]	SA-2

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	28 March 2007
SA-2	21 November 2007

AVI

Supplemental Agreement No. SA-2

Table 1-1 to Purchase Agreement No. 3075

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 787-8	[*]	Detail Specification:	[*]
Engine Model/Thrust: TRENT[*]	[*]	Airframe Price Base Year/Escalation Formula:	[*]
Airframe Price:	[*]	Engine Price Base Year/Escalation Formula:	[*]
Optional Features:	[*]

Sub-Total of Airframe and Features:	[*]	Airframe Escalation Data:	[*]
Engine Price (Per Aircraft):	[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):	[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:	[*]	Engine Escalation Data:	[*]
Seller Purchased Equipment (SPE) Estimate:	[*]	Base Year Index (ECI):	[*]
		Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:	$150,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	10

AVI

Airframe Model/MTOW: 787-8	[*]	Detail Specification:	787131-4102-B (7/9/2007)
Engine Model/Thrust: TR [*]	[*]	Airframe Price Base Year/Escalation Formula:	[*]
Airframe Price:	[*]	Engine Price Base Year/Escalation Formula:	[*]
Optional Features:	[*]		[*]
Sub-Total of Airframe and Features:	[*]	Airframe Escalation Data:	[*]
Engine Price (Per Aircraft):	[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):	[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:	[*]	Engine Escalation Data:	[*]
Seller Purchased Equipment (SPE) Estimate:	[*]	Base Year Index (ECI):	[*]
		Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:	[*]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	I	[*]	[*]	[*]	[*]	[*]	[*]	[*]

AVI

Page

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-DME-0901R1

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[*]

1.	Advance Payment Schedule - Block 1-1 Aircraft:

Notwithstanding the advance payment schedule set forth in Table 1-1 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Block 1-1 Aircraft in accordance with the reduced schedule below described, subject to the terms and conditions further described herein:

Months Prior to Aircraft Delivery	Amount Due per Aircraft (Percent times Advance Payment Base Price)
Definitive Agreement	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
Total	[*]

[*].

2.	Advance Payment Schedule - Block 1-2 Aircraft:

Notwithstanding the advance payment schedule set forth in Table 1-2 of the Purchase Agreement, Boeing agrees that Customer may make Advance Payments for the Block 1-2 Aircraft in accordance with the reduced schedule below described, subject to the terms and conditions further described herein:

Months Prior to Aircraft Delivery	Amount Due per Aircraft (Percent times Advance Payment Base Price)
Definitive Agreement	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

BOEING PROPRIETARY

[*]

3.	Deferral Charges on Deferred Advance Payments:

[*]

4.	[*]:

[*]

5.	[*]:

[*].

6.	Confidential Treatment:

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. [*]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below. Very truly yours,

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By:	/s/

Its	Attorney –In-Fact

ACCEPTED AND AGREED TO this

By:	21 November 2007

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By:	/s/

Its	Attorney –In-Fact

BOEING PROPRIETARY

Page

6-1162-DME-0903RI

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

BogotaColombia

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-8 aircraft (Aircraft) Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Basic Purchase Rights

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1-1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (Basic Purchase Right) ten (10) additional Boeing Model 787-8 aircraft on the terms and conditions described in this Letter Agreement (Basic Purchase Right Aircraft). [*]

1.1 Delivery.

The Basic Purchase Right Aircraft are offered subject to available position for delivery during the period 01 January 2013 through 31 December 2016, with delivery of three (3) such Basic Purchase Right Aircraft to occur in the calendar years 2013 through 2015, and delivery of one (1) such Basic Purchase Right Aircraft in calendar year 2016. [*]

1.2. Notice of Exercise and Payment of Deposit

Customer may exercise a Basic Purchase Right by giving written notice to Boeing (Notice of Exercise) of its desire to exercise such Basic Purchase Right not later than the first business day of the month that is [*] months prior to a requested delivery position. [*]

[*]

Customer will pay to Boeing by electronic transfer to the account specified below a deposit (Deposit) in the amount shown on Table 1-1 to the Purchase Agreement for each Basic Purchase Right Aircraft purchased pursuant to the Notice of Exercise. The deposit will be due and payable on the date of Customer’s acceptance of Boeing’s offered delivery position of a Basic Purchase Right Aircraft. The Deposit will be applied against the first advance payment due for each such Basic Purchase Right Aircraft.

BOEING PROPRIETARY

[*]

1.3. Configuration

1.3.1 Subject to the provisions of Article 1.3.2, below, the configuration for the Basic Purchase Right Aircraft will be the detail specification for model 787-8 aircraft at the revision level in effect at the time of the Notice of Exercise. Such detail specification will be revised to include (i) changes applicable to such detail specification that are developed by Boeing between the date of the Notice of Exercise and the signing of the definitive amendment to the Purchase Agreement providing for the purchase of the Basic Purchase Rights Aircraft, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed by Boeing and Customer.

1.3.2 Boeing reserves the right to configure the Basic Purchase Right Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 1.3.1 [*].

1.4. Price

The Aircraft Price of each Basic Purchase Right Aircraft shall be determined in accordance with the provisions of the Purchase Agreement using Boeing’s then-current prices at the time of signing of the definitive agreement (Then-current Prices), except that:

(i) [*]

(ii) Advance payments are required for each Basic Purchase Right Aircraft. The remainder of the Aircraft Price will be due at delivery of each Basic Purchase Right Aircraft. The methodology used to estimate the Advance Payment Base Prices will be that specified in the Purchase Agreement at the date of signing of this Letter Agreement, and the escalation indices used to estimate the Advance Payment Base Prices [*]the purchase of the [*] as such provisions are modified by any other letter agreement amending or supplementing the Purchase Agreement.

1.5. [*][*]

1.6. Definitive Purchase Agreement.

Following Customer’s decision to exercise a [*], or to exercise an [*], in accordance with the terms and conditions stated herein, the parties will, within [*] calendar days of such exercise (or, if applicable, within [*] of Customer’s acceptance of an alternate delivery month), sign a definitive amendment to the Purchase Agreement providing for the purchase of [*] Such amendment will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

1.7. General Expiration of Rights.

Each Basic Purchase Right shall expire at the time of execution of the amendment to the Purchase Agreement providing for the purchase of the applicable [*] or, if no such amendment to the Purchase Agreement is executed, on 30 June of each of the calendar years 2012 through 2015 for any then unexercised [*] with respect to the first calendar year commencing after such date.

BOEING PROPRIETARY

2.	[*]

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1-2 to the Purchase Agreement as of the date of execution of Supplemental Agreement No. 2, Customer will have the right to purchase ([*] Boeing Model 787-8 aircraft on the terms and conditions described in this Letter Agreement [*]. Customer’s right of substitution with respect to any Boeing Model 787-8 aircraft pursuant to the Purchase Agreement (or any other letter agreement amending and supplementing the Purchase Agreement) shall be applicable to each such [*].

2.1 Delivery.

The [*] are offered subject to available position for delivery prior to 31 December 2019.

2.2. Notice of Exercise and Payment of Deposit

Customer may exercise a Special Purchase Right under the same terms and conditions as described in article 1.2 above for Basic Purchase Rights.

2.3. Configuration

With Customer’s exercise of a [*], the configuration will be determined under the [*].

2.4. Price

The Aircraft Price of each [*] shall be determined in accordance with the provisions of the Purchase Agreement using Boeing’s [*].

Advance payments are required for each [*]. The remainder of the Aircraft Price will be due at delivery of each [*]. The methodology to determine Advance Payment Base Prices and escalation will be based upon Boeing’s [*].

2.5 Definitive Purchase Agreement.

Following Customer’s decision to exercise a [*], in accordance with the terms and conditions stated herein, the parties will, within thirty (30) calendar days of such exercise (or, if applicable, within [*] days of Customer’s acceptance of an alternate delivery month), sign a definitive amendment to the Purchase Agreement providing for the purchase of such [*]. Such amendment will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

BOEING PROPRIETARY

2.6. General Expiration of Rights.

Each [*] shall expire at the time of execution of the amendment to the Purchase Agreement providing for the purchase of the applicable[*], or, if no such amendment to the Purchase Agreement is executed, on 30 June of 2018 for any then unexercised [*].

3.	Assignment.

The Purchase Rights described in this Letter Agreement are provided in consideration of Customer’s becoming the operator of each Purchase Right Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.	Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. [*]

If the foregoing correctly sets forth your understanding of our agnmment with respect to the matters treated above, please indicate your acceptance and approval below.

THE BOEING COMPANY

By:	/s/

Its	Attorney –In-Fact

ACCEPTED AND AGREED TO this

By: 21 November 2007

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By:	/s/

Its	Attorney –In-Fact

BOEING PROPRIETARY

Page

BOEING PROPRIETARY

Record of Purchase Right Aircraft Exercised

Document Description	Effective Date	Basic Purchase Rights Remaining	Special Purchase Rights Remaining	Total Remaining Purchase Rights

PA-3075	03 October 2006	7	0	7

SA-1	28 March 2007	10	0	10

SA-2	21 November 2007	8	2	10

BOEING PROPRIETARY

Page

6-1162-DME-0906R1

Aerovias del Continente Americana S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	Customer Services Matters

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between The Boeing Company (Boeing) and Aerovias del Continente Americana S.A. AVIANCA (Customer) relating to Model 787-859 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

The various [*] elements of Boeing Customer Support described below are provided as a financial accommodation in consideration of Buyer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

1.	Block I Aircraft - Boeing/Alteon Maintenance & Flight Training

Boeing’s standard Training Point allocation for the direct purchase of seven (7) 787-8 Aircraft is documented in Article 1.1 of the Supplemental Exhibit CS-1 to this Purchase Agreement No. 3075 with the following language.

1.1 Customer is awarded [*] points (Training Points). At any time before [*] months after delivery of Customer’s last Aircraft (Training Program Period) Customer may [*] may identify at specified point values. At the end of the Training Program Period any unused Training Points will expire.

1.2. In recognition of Customer’s additional training requirements, Boeing agrees to [*]

1.3 In the event Customer does go forward with the assignment of [*] Aircraft to Synergy Aerospace Inc., as described in Letter Agreement No. 6-1162- DME-0904, entitled Special Matters, then Boeing will provide Synergy Aerospace [*]

1.4 In the event the assignment of the [*] Aircraft to Synergy Aerospace Inc., as described in Letter Agreement No. 6-1162-DME-0904, entitled Special Matters does not occur, then customer will receive a basic [*] Training Points in lieu of the basic [*] Training Points described in paragraph 1.1 above, plus the additional [*] Special Training points described in paragraph 2 above, for a total entitlement of [*] points.

BOEING PROPRIETARY

2.	[*] Aircraft - Boeing/Ahem Maintenance & Flight Training

Customer has taken the decision to exercise two (2) purchase right aircraft to become firmly contracted Aircraft. Customer is awarded [*] Training Points with respect to the additionally contracted two (2) Aircraft. Also, in recognition of Customer’s specific request to support its additional training requirements, Boeing agrees to [*] Training Points associated with these additional two (2) Aircraft.

3.	Confidential Treatment

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. [*]

THE BOEING COMPANY

By:	/s/

Its	Attorney –In-Fact

ACCEPTED AND AGREED TO this

By: 21 November 2007

AEROVIAS DEL CONTINENTE AMERICANO S.A. AVIANCA

By:	/s/

Its	Attorney –In-Fact

Attachment A

BOEING PROPRIETARY

Page

Customer:		Avianca

Total Firm Aircraft:		7
Points Allocated:		[*]

787	Training Courses	Points per Class	Class Requirement	Points Expended	Per Class Student Maximum	Total Students Trained
Flight
787	[*]	[*]	[*]	[*]	[*]	[*]
Cabin Crew			[*]	[*]	[*]	[*]
787	[*]	[*]	[*]	[*]	[*]	[*]
Maintenance			[*]	[*]	[*]	[*]
787	[*]	[*]	[*]	[*]	[*]	[*]
787	[*]	[*]	[*]	[*]	[*]	[*]
787	[*]	[*]	[*]	[*]	[*]	[*]
787	[*]	[*]	[*]	[*]	[*]	[*]
787	[*]	[*]	[*]	[*]	[*]	[*]
787	[*]	[*]	[*]	[*]	[*]	[*]
TOTAL POINTS				[*]

POINTS REMAINING				[*]

BOEING PROPRIETARY

Page

6-1162-DME-1089

Aerovias del Continente Americano S.A. AVIANCA

Centro Administrativo

Avenida El Dorado - No. 92-30

Bogota

Colombia

Subject:	[*]

Reference:	Purchase Agreement No. 3075 (the Purchase Agreement) between

The Boeing Company (Boeing) and Aerovias del Continente Americano S.A. AVIANCA (Customer) relating to Model 787-8 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

[*]

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the [*] for each [*] Aircraft shall be determined in accordance with this Letter Agreement.

The [*] applicable to a given [*] Aircraft is set forth in Attachment A.

Customer may choose, and notify Boeing by written notice not later than 01 March 2008, to include all of the Aircraft specified in [*] of the Purchase Agreement to become [*] Aircraft under the terms of this Letter Agreement, and

Customer may choose, and notify Boeing by written notice not later than 01 March 2008, to include certain specified [*] of the Purchase Agreement to become [*] Aircraft under the terms of this Letter Agreement.

3.	[*]

[*]

4.	[*]

4.1 [*]

4.1.1 [*]

BOEING PROPRIETARY

4.1.2 [*]

4.2 [*]

4.3 [*]

4.4 [*]

5.	[*]

[*]

5.1 [*]

5.2 [*]

6.	[*]

[*]

7.	Confidential Treatment.

The information contained in this Agreement represents confidential business information and has value precisely because it is not available generally or to other parties. Customer therefore agrees to limit disclosure of the information contained in this Agreement to employees of Customer with a need to know or to certain other entities (including Customer’s legal advisors, financiers or governmental authorities) in order to assist Customer in evaluating Customer’s purchase of the Aircraft and who in turn agree not to disclose its contents to any other person or entity without the prior written permission of Boeing.

THE BOEING COMPANY

By:	/s/

Its	Attorney –In-Fact

ACCEPTED AND AGREED TO this

By: 21 November 2007

By:	/s/

Its	Attorney –In-Fact

BOEING PROPRIETARY

Page

ATTACHMENT A

[*]

[*]

BOEING PROPRIETARY

Page

ATTACHMENT B

*[Four pages have been redacted pursuant to a request for confidential treatment]

BOEING PROPRIETARY